UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2014 (September 30, 2014)

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

(Registrant)

POWERSHARES DB ENERGY FUND; POWERSHARES DB OIL FUND; POWERSHARES DB

PRECIOUS METALS FUND; POWERSHARES DB GOLD FUND; POWERSHARES DB SILVER FUND;

POWERSHARES DB BASE METALS FUND; POWERSHARES DB AGRICULTURE FUND

(Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB Multi-Sector Commodity Trust – Delaware	87-0778053 (Trust)
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33229; 001-33240; 001-33242; 001-33244; 001-33231; 001-33234; 001-33236; and 001-33238

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This current report on Form 8-K relates to the Unaudited Financial Statements of DB Commodity Services LLC (“DBCS”) for the nine-months ended September 30, 2014. DBCS is the Managing Owner of PowerShares DB Multi-Sector Commodity Trust, PowerShares DB Energy Fund, PowerShares DB Oil Fund, PowerShares DB Precious Metals Fund, PowerShares DB Gold Fund, PowerShares DB Silver Fund, PowerShares DB Base Metals Fund and PowerShares DB Agriculture Fund. The DBCS Unaudited Financial Statements for the nine-months ended September 30, 2014 are attached hereto as Exhibit 99.1 and are being filed herewith.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith and this list is intended to constitute the exhibit index:

Number	Exhibit Title

Exhibit 99.1	Unaudited Financial Statements of DB Commodity Services LLC for the nine-months ended September 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Alex Depetris
Name: Alex Depetris
Title: Chief Operating Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

PowerShares DB Energy Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Alex Depetris
Name: Alex Depetris
Title: Chief Operating Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

PowerShares DB Oil Fund, a series of
PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Alex Depetris
Name: Alex Depetris
Title: Chief Operating Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

PowerShares DB Precious Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Alex Depetris
Name: Alex Depetris
Title: Chief Operating Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

PowerShares DB Gold Fund, a series of
PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Alex Depetris
Name: Alex Depetris
Title: Chief Operating Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

PowerShares DB Silver Fund, a series of
PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Alex Depetris
Name: Alex Depetris
Title: Chief Operating Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

PowerShares DB Base Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Alex Depetris
Name: Alex Depetris
Title: Chief Operating Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

PowerShares DB Agriculture Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Alex Depetris
Name: Alex Depetris
Title: Chief Operating Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

Date: December 2, 2014